EXHIBIT 32.2

Certification by the Executive Vice President and Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Joelyn R. Jensen-Marren, Executive Vice President and Chief Financial Officer of the Federal Home Loan Bank of Des Moines (“Registrant”) certify that, to the best of my knowledge:

1	The Registrant's Annual Report on Form 10-K for the period ended December 31, 2021 (“Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 9, 2022	/s/ Joelyn R. Jensen-Marren
Joelyn R. Jensen-Marren
Executive Vice President and Chief Financial Officer